Exhibit 99.6

The information contained in the attached Computational Materials, Structural Term Sheet, or Collateral Term Sheet relating to the Series 2004 -NC2 (the "Securities") to be issued by Securitized Asset Backed Receivables LLC Trust 2004 -NC2 (the "Issuer") is referred to as the "Information." The Information has been prepared by Barclays Capital Inc. ("Barclays"), the underwriter of the Securities. Securitized Asset Backed Receivables LLC, the depositor of the assets to the Issuer, is an affiliate of Barclays . Barclays has not independently verified the Information and makes no representation as whether the Information is accurate, complete, or up - to-date. The Information contained herein is preliminary and is has been prepared solely for information purpose s. Any such offer will only made, and the Information will be superseded in its entirety by, the applicable prospectus supplement and by any other information subsequently filed by the Issuer with the Securities and Exchange Commission ("SEC"), including, but not limited to, the description of the collateral pool contained in the prospectus supplement relating to the Securities. The Information addresses only certain aspects of the applicable Security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all characteristics of the Securities. The Information may be based on certain assumptions about market conditions, structure, collateral, and other matters. The Information and the ass umptions on which it is based are subject to change without notice. Assumptions may not prove to be as assumed and results may vary significantly depending on the assumptions made and the value of the inputs given and may be difficult for a third party to reproduce. No assurance is given that any indicated values, returns, performance or results will be achieved. Barclays and its affiliates and its and their respective officers, directors, partners and employees may from time to time or seek to act as man ager, co -manager or underwriter of a public offering or otherwise deal in, hold or act or seek to act as market -makers or perform as advisors, brokers or commercial and/or investment bankers in relation to the Securities, related securities or related deri vatives of the Issuer. Neither Barclays, nor any affiliate or any of its or their respective officers, directors, partners, or employees accepts any liability whatsoever for any direct or consequential loss arising from any use of the Information.. Although a registration statement (including a prospectus) relating to the Securities discussed in this Information has been filed with the SEC and is effective, the final prospectus supplement relating to the Securities discussed in this communication has not been filed with the SEC. The Information shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any other offer or sale of the Securities discussed in this communication in any state in which such offer, solicitati on or sale would be unlawful prior to registration or qualification under the prospectus supplement relating to the Securities discussed in this Information. The Information shall not be deemed to provide investment, tax, or accounting advice, and nothing contained in the Information shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Any investment decision should be based solely on the data in the prospectus and the prospectus supplement ("Offering Document s") and the then current version of the Information. Offering Documents contain data that are current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained b y contacting the Barclays Trading Desk at (212) 412-2663.

Securitized Asset Backed Receivables LLC Trust 2004-NC2
All records

All records
                                                                                                               Weighted
                                             % by                            Weighted   Weighted    Master      Average
                             Current        Current    Weighted   Weighted   Average    Average      & Sub      Stated
FICO          Number of     Principal      Principal   Average    Average    Maximum    Minumum    Servicing   Remaining
Score 1         Loans        Balance        Balance     Coupon     Margin      Rate       Rate        Fee        Term
-----------   ---------   --------------   ---------   --------   --------   --------   --------   ---------   ---------
571 - 580             2       259,891.00        0.06      6.688      5.300     13.688      6.688        0.50         356
581 - 590            18     5,044,879.00        1.26      6.258      5.473     13.258      6.258        0.50         356
591 - 600            10     2,281,374.00        0.57      6.206      5.500     13.206      6.206        0.50         356
601 - 610            12     3,769,682.00        0.94      6.104      5.490     13.104      6.104        0.50         356
611 - 620            22     5,206,739.00        1.30      6.304      5.459     13.304      6.304        0.50         356
621 - 630           112    30,688,263.00        7.66      6.189      5.398     13.189      6.189        0.50         356
631 - 640           135    35,103,487.00        8.76      6.244      5.439     13.244      6.244        0.50         356
641 - 650           218    56,534,826.00       14.11      6.213      5.441     13.213      6.213        0.50         356
651 - 660           165    44,514,790.00       11.11      6.166      5.448     13.166      6.166        0.50         356
661 - 670           156    41,060,808.00       10.25      6.155      5.409     13.136      6.154        0.50         355
671 - 680           139    37,543,668.00        9.37      6.097      5.303     13.086      6.092        0.50         350
681 - 690           111    32,016,211.00        7.99      5.982      5.202     12.959      5.975        0.50         347
691 - 700            97    26,596,480.00        6.64      5.944      5.246     12.923      5.939        0.50         348
701 - 710            68    17,814,889.00        4.45      5.801      5.216     12.847      5.792        0.50         349
711 - 720            52    13,068,146.00        3.26      6.017      5.281     13.046      6.003        0.50         350
721 - 730            42    11,837,884.00        2.95      5.713      4.938     12.798      5.697        0.50         340
731 - 740            36     9,747,288.00        2.43      6.014      5.116     13.052      6.000        0.50         348
741 - 750            22     5,685,440.00        1.42      5.831      4.949     12.905      5.807        0.50         341
751 - 760            24     6,532,603.00        1.63      5.954      5.276     13.024      5.952        0.50         351
761 - 770            27     7,005,805.00        1.75      5.805      5.054     12.876      5.797        0.50         343
771 - 780            13     3,791,934.00        0.95      5.903      5.356     12.934      5.903        0.50         351
781 - 790            11     3,458,280.00        0.86      6.005      5.030     13.074      6.000        0.50         345
791 - 800             2       926,439.00        0.23      4.363      3.242     12.000      4.363        0.50         295
801 - 810             1       178,500.00        0.04      4.750      3.500     12.000      4.600        0.50         295
-----------   ---------   --------------   ---------   --------   --------   --------   --------   ---------   ---------
Total:            1,495   400,668,306.00      100.00      6.086      5.327     13.092      6.082        0.50         352

All records
                                                               Weighted
                              Weighted   Weighted   Weighted   Average    Weighted
                Remaining     Average    Average    Average     Months    Average             Average
FICO           Amortization   Original   Initial     Percap       to      Original   FICO     Current
Score 1            Term         Term       Cap        Cap        Roll       LTV      Score    Balance
-----------    ------------   --------   --------   --------   --------   --------   -----   ----------
571 - 580               336        360      1.500      1.500         20      80.72     580   129,945.39
581 - 590               335        360      1.500      1.500         21      77.67     586   280,271.08
591 - 600               334        360      1.500      1.500         22      80.04     596   228,137.44
601 - 610               335        360      1.500      1.500         22      77.82     605   314,140.18
611 - 620               335        360      1.500      1.500         21      79.66     615   236,669.98
621 - 630               336        360      1.500      1.500         21      81.96     626   274,002.35
631 - 640               335        360      1.500      1.500         21      83.85     636   260,025.83
641 - 650               335        360      1.500      1.500         21      82.61     645   259,334.07
651 - 660               335        360      1.500      1.500         21      82.03     656   269,786.60
661 - 670               331        358      1.545      1.545         21      82.09     666   263,210.30
671 - 680               320        354      1.647      1.647         19      81.55     676   270,098.33
681 - 690               311        350      1.741      1.741         17      81.86     686   288,434.33
691 - 700               313        351      1.713      1.713         18      82.39     695   274,190.52
701 - 710               317        353      1.675      1.675         19      81.87     705   261,983.66
711 - 720               318        354      1.656      1.656         20      82.56     715   251,310.49
721 - 730               295        344      1.889      1.889         15      82.69     725   281,854.39
731 - 740               316        352      1.692      1.692         18      81.49     736   270,757.99
741 - 750               298        345      1.866      1.866         16      80.12     746   258,429.11
751 - 760               323        355      1.621      1.621         19      82.53     756   272,191.80
761 - 770               303        347      1.817      1.817         16      79.65     765   259,474.27
771 - 780               321        355      1.632      1.632         20      82.39     774   291,687.21
781 - 790               306        349      1.777      1.777         17      82.11     784   314,389.09
791 - 800               180        300      3.000      3.000          1      85.00     793   463,219.44
801 - 810               180        300      3.000      3.000          1      85.00     803   178,500.00
-----------    ------------   --------   --------   --------   --------   --------   -----   ----------
Total:                  325        356      1.601      1.601         20      82.07     671   268,005.56